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                                                                       EXHIBIT 1

COMMON STOCK                                                        COMMON STOCK

                            [GENOMIC SOLUTIONS LOGO]

                                                               CUSIP 37243R 20 8

                             GENOMIC SOLUTIONS INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that



is the registered holder of

                FULLY PAID NONASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF

                            GENOMIC SOLUTIONS, INC.

                              CERTIFICATE OF STOCK

transferable on the books of the Corporation or its agent by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:
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/s/ Steven J. Richvalsky                        /s/ Jeffrey S. Willimas
------------------------                        -----------------------
CHIEF FINANCIAL OFFICER,                        PRESIDENT AND CHIEF
TREASURER AND SECRETARY                         EXECUTIVE OFFICER



                         [GENOMIC SOLUTIONS, INC. SEAL]

                             Countersigned and Registered:
                                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                             (New York, New York)
                                                    Transfer Agent and Registrar


                                                              Authorized Officer











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                             GENOMIC SOLUTIONS INC.



          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



          TEN COM -- as tenants in common                  UNIF GIFT  MIN

          TEN ENT -- as tenants by the entireties
          JT TEN  -- as joint tenants with right of survivorship
                     and not as tenants in common


     Additional abbreviations may also be used though not in the above list.


                                 TRANSFER FORM

          COMPLETE THIS FORM ONLY WHEN TRANSFERRING TO ANOTHER PERSON


         For value received,                                             hereby



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                                   -------------------------------------
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OF OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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                                         (please typewrite name and address)

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                                                                          Shares
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represented by the within certificate and do hereby irrevocable constitute and appoint

                                                                    , attorney
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to transfer the name on the books of the within-named Corporation, with full power of substitution in the premises.


Dated:
      --------------------------------------

                                         ---------------------------------------
                                                      SIGNATURE(S)
                                         NOTICE: The signature(s) to this
                                         assignment must correspond with the
                                         name as written upon the face of the
                                         certificate in every particular,
                                         without alteration or enlargement or
                                         any change whatever.




Signature(s) Guaranteed:


By
  ------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK, BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17D-16.